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                                                         EXHIBIT (10) (SS)


                             EIGHTH AMENDMENT TO
                      THE REYNOLDS AND REYNOLDS COMPANY
                             401(K) SAVINGS PLAN

        The Reynolds and Reynolds Company (the "Company") established The Reynolds and Reynolds Company 401(k) Savings Plan (the "Plan") effective as of January 1, 1994. Prior to such time, the Plan was known as The Reynolds and Reynolds Company Tax Deferred Savings and Protection Plan. Thereafter, the Company has successively amended the Plan, the most recent amendment being Amendment Number 7 effective January 1, 1997. The Company desires to further amend the Plan as follows:

1. Effective October 1, 1997, Article I is amendment by removing the current definition of "Employee" and replacing such definition with the following:

           An "EMPLOYEE" means any common law employee of an Employer or of a Related Company or a person who is a "leased employee" as defined in
           Section 20.15, excluding independent contractors and Ineligible Employees.

2. Effective October 1, 1997, Article I is amended to add after the last paragraph of Section 1.1 the following:

           An "INELIGIBLE EMPLOYEE" means any common law employees who serve in the Project Contingency Work Force Division. The Project Contingency Work Force Division contracts with certain workers to provide services on projects of a temporary nature. The Project Contingency Work Force Division is fully described in The Reynolds and Reynolds Company Employee Handbook. An "Ineligible Employee" also means independent contractors reclassified by the Internal Revenue Service as common law employees.

           "HR-GROUP" shall mean a special grouping of individuals within the Company's Human Resources Information Systems (HRIS) that consists of employees acquired through an acquisition and employees hired within the group following the acquisition.

3.      Effective October 1, 1997, Article II is amended to remove
        Section 2.1(a)(2).

4.      Effective October 1, 1997, Article II is amended to remove
        Section 2.1(b)(3).

5. Article V shall be amended by adding new language after the last paragraph of Section 5.7 which shall read as follows:

        Notwithstanding any other provision of the Plan to the contrary, employees of HR-Group Formcraft shall not be eligible to receive a Non-Elective Employer Discretionary Contribution for any Contribution Period ending on or before September 30, 1997. For Contribution
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        Periods beginning after September 30, 1997, employees of HR-Group
        Formcraft shall be eligible to receive a Non-Elective Employer Discretionary Contribution in accordance with the terms of the Plan.

        Notwithstanding any other provision of the Plan to the contrary, employees of HR-Group Jordan Graphics shall not be eligible to receive a Non-Elective Employer Discretionary Contribution for any Contribution Period ending on or before September 30, 1997 For Contribution Periods beginning after September 30, 1997, employees of HR-Group Jordan Graphics shall be eligible to receive a Non-Elective Employer Discretionary Contribution in accordance with the terms of the Plan.

        Notwithstanding any other provision of the Plan to the contrary, employees of HR-Group Dataforms shall not be eligible to receive a Non-Elective Employer Discretionary Contribution for any Contribution Period ending before January 1, 1998. For Contribution Periods beginning on or after January 1, 1998, employees of HR-Group Dataforms shall be eligible to receive a Non-Elective Employer Discretionary Contribution in accordance with the terms of the Plan.

        Notwithstanding any other provision of the Plan to the contrary, employees of HR-Group Duplex shall not be eligible to receive a Non-Elective Employer Discretionary Contribution pursuant to this
        Section 5.7.

        Notwithstanding any other provision of the Plan to the contrary, employees of HR-Group Vanier Graphics shall not be eligible to receive a Non-Elective Employer Discretionary Contribution pursuant to this Section 5.7.


        IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused Amendment Number 8 to be executed by it duly authorized officer this 11th day of August 1997.

                                        By
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